                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

             NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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


                                IMPORTANT NOTICE
                              TO FUND SHAREHOLDERS
                                 JUNE 22, 2005


Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Pursuant to an investment management agreement between your Fund and Nuveen Asset Management ("NAM"), NAM has served as your Fund's investment adviser and has been responsible for the overall investment strategy of your Fund. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers").

     As part of St. Paul Travelers' previously announced three-part program to sell its entire equity interest in Nuveen (the "Sale"), St. Paul Travelers sold 39.3 million shares of Nuveen through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers. The repurchase of these shares is being completed through two steps -- a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. Finally, St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. After completion of the Sale, Nuveen will emerge as a fully independent public company.


     Upon completion of the Sale, the investment management agreement between your Fund and NAM may be terminated. In order for NAM to continue to serve as investment adviser after the completion of the Sale, the shareholders of your Fund must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on the proposed new investment management agreement, as well as certain other matters. The Board of Directors/Trustees of each Fund (the "Board," and each Director or Trustee, a "Board Member"), including those Board Members who are not affiliated with NAM, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund.


     In addition, closed-end investment companies listed on a stock exchange, such as your Fund, are required to hold annual meetings to approve the election of Board Members. Your Fund is seeking shareholder approval to elect Board Members to serve on your Fund's Board. The Board Members of your Fund unanimously recommend that you vote FOR the nominees for the Board.

     Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q.   WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT REQUIRED?

A. The completion of the Sale could be deemed to be an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the investment management agreement between each Fund and NAM. As required by the 1940 Act, under its terms, each investment management agreement would automatically terminate in the event of its assignment. As a result, shareholder approval of a new investment management agreement will permit NAM to continue to serve your Fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. If the new investment management agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.   HOW WILL THE SALE AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Sale. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Sale. The new investment management agreement, if approved by shareholders, will still be with NAM and the terms of the new investment management agreement are substantially identical to the terms of the original investment management agreement. In addition, the portfolio managers of your Fund will not change as a result of the new investment management agreement.

Q. WILL THE INVESTMENT MANAGEMENT FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A.   Yes, the investment management fee rates will remain the same.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW INVESTMENT MANAGEMENT AGREEMENT?


A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new investment management agreement.


Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE ELECTION OF BOARD MEMBERS?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the nominees for the Board.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.   WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.   HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.   WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 26, 2005                                                 60606
                                                              (800) 257-8787


JUNE 22, 2005


NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen

Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), each a Massachusetts business trust, (individually, a "Fund" and collectively, the "Funds") will be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve a new investment management agreement between each Fund and Nuveen Asset Management ("NAM"), each Fund's investment adviser.

2. To elect Directors or Trustees to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Fund, except Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio to elect nine (9) Board Members to serve until the next annual meeting and until their successors shall have been duly elected and qualified.

        i. seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("Preferred Shares"), voting together as a single class; and

        ii. two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For Municipal Value and Municipal Income, to elect three (3) Board Members for multiple year terms or until their successors shall have been duly elected and qualified.

     c. For Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities, to elect nine (9) Board Members to serve until the next annual meeting and until their successors shall have been duly elected and qualified.

3. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on May 31, 2005 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787


JUNE 22, 2005


NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Municipal

Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2") Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), each a Minnesota corporation (collectively, the "Minnesota Corporations"), and Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage"), Nuveen Dividend Advantage Municipal Fund 2 ("Dividend Advantage 2"), Nuveen Dividend Advantage Municipal Fund 3 ("Dividend Advantage 3"), Nuveen Insured Dividend Advantage Municipal Fund ("Insured Dividend Advantage"), Nuveen Insured Tax-Free Advantage Municipal Fund ("Insured Tax-Free Advantage"), Nuveen Municipal High Income Opportunity Fund ("Municipal High Income"), Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), each a Massachusetts business trust (collectively, the "Massachusetts Business Trusts") (the Massachusetts Business Trusts and Minnesota Corporations are each, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, (for each Fund, a "Meeting" and collectively, the "Meetings"), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement and FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.


This Joint Proxy Statement is first being mailed to shareholders on or about June 22, 2005.


The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------------
MATTER                                               COMMON SHARES    PREFERRED SHARES(1)
-----------------------------------------------------------------------------------------
1.       To approve a new investment management            X                  X
         agreement for the Fund
-----------------------------------------------------------------------------------------
2a(i).   Election of seven (7) Board Members by            X                  X
         all shareholders (except Municipal Value,
         Municipal Income, Select Maturities,
         Select Portfolio, Select Portfolio 2,
         Select Portfolio 3, California Portfolio
         and New York Portfolio)
2a(ii).  Election of two (2) Board Members by                                 X
         Preferred Shares only (except Municipal
         Value, Municipal Income, Select
         Maturities, Select Portfolio, Select
         Portfolio 2, Select Portfolio 3,
         California Portfolio and New York
         Portfolio)
-----------------------------------------------------------------------------------------
2b.      Election of three (3) Board Members for           X                 N/A
         Municipal Value and Municipal Income by
         all shareholders
-----------------------------------------------------------------------------------------
2c.      Election of nine (9) Board Members for            X                 N/A
         Select Maturities, Select Portfolio,
         Select Portfolio 2, Select Portfolio 3,
         California Portfolio and New York
         Portfolio by all shareholders
-----------------------------------------------------------------------------------------

(1) Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement, abstentions and broker non-votes will be treated as shares voted against the proposal. For purposes of determining the approval of the proposal to elect nominees for each of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the proposal to elect nominees for each of the Minnesota Corporations, abstentions and broker non-votes will have the effect of a vote against the election of Board Members. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on May 31, 2005 will be entitled to one vote for each share held. As of May 31, 2005, the shares of the Funds were issued and outstanding as follows:


----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Municipal Value                NUV                194,959,520        N/A
----------------------------------------------------------------------------------------------
    Municipal Income               NMI                  8,113,876        N/A
----------------------------------------------------------------------------------------------
    Premium Income                 NPI                 63,785,430        Series M    3,800
                                                                         Series M2   2,000
                                                                         Series T    3,800
                                                                         Series W    3,800
                                                                         Series TH   3,800
                                                                         Series F    3,800
----------------------------------------------------------------------------------------------
    Performance Plus               NPP                 59,914,073        Series M    4,000
                                                                         Series T    4,000
                                                                         Series W    4,000
                                                                         Series TH   3,160
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Municipal Advantage            NMA                 43,025,594        Series M    3,000
                                                                         Series T    3,000
                                                                         Series W    3,000
                                                                         Series TH   2,320
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    Municipal Market               NMO                 45,540,872        Series M    4,000
    Opportunity                                                          Series T    4,000
                                                                         Series W    3,200
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Investment Quality             NQM                 35,748,959        Series M    2,500
                                                                         Series T    2,500
                                                                         Series W    2,500
                                                                         Series TH   2,040
                                                                         Series F    2,500
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Insured Quality                NQI                 38,224,900        Series M    2,600
                                                                         Series T    2,600
                                                                         Series W    2,600
                                                                         Series TH   2,320
                                                                         Series F    2,600
----------------------------------------------------------------------------------------------
    Select Quality                 NQS                 33,887,474        Series M    2,000
                                                                         Series T    2,000
                                                                         Series W    2,800
                                                                         Series TH   1,560
                                                                         Series F    2,800
----------------------------------------------------------------------------------------------
    Quality Income                 NQU                 54,204,488        Series M    3,000
                                                                         Series T    3,000
                                                                         Series W    3,000
                                                                         Series W2   2,080
                                                                         Series TH   4,000
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    Insured Municipal              NIO                 81,138,036        Series M    4,000
    Opportunity                                                          Series T    4,000
                                                                         Series W    4,000
                                                                         Series W2   3,200
                                                                         Series TH1  4,000
                                                                         Series TH2  4,000
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Premier Municipal              NPF                 20,091,018        Series M    1,000
                                                                         Series T    2,800
                                                                         Series TH   2,800
----------------------------------------------------------------------------------------------
    Premier Insured                NIF                 19,419,608        Series W      840
                                                                         Series TH   2,800
                                                                         Series F    2,800
----------------------------------------------------------------------------------------------
    Premium Income 2               NPM                 41,093,661        Series M    2,000
                                                                         Series T    3,000
                                                                         Series W    2,000
                                                                         Series TH   3,000
                                                                         Series F    2,000
                                                                         Series F2   1,880
----------------------------------------------------------------------------------------------
    Premium Income 4               NPT                 43,236,703        Series M    2,200
                                                                         Series T    2,000
                                                                         Series T2   1,328
                                                                         Series W    1,680
                                                                         Series W2     520
                                                                         Series TH   2,680
                                                                         Series F    1,800
                                                                         Series F2   1,328
----------------------------------------------------------------------------------------------
    Insured Premium                NPX                 37,353,512        Series M    2,080
    Income 2                                                             Series T    2,200
                                                                         Series W    2,080
                                                                         Series TH   2,200
                                                                         Series F    2,196
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Dividend Advantage             NAD                 39,267,491        Series M    4,000
                                                                         Series T    4,000
                                                                         Series TH   3,800
----------------------------------------------------------------------------------------------
    Dividend Advantage 2           NXZ                 29,282,000        Series M    3,000
                                                                         Series T    3,000
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    Dividend Advantage 3           NZF                 40,310,119        Series F    4,160
                                                                         Series TH   4,160
                                                                         Series F    4,160
----------------------------------------------------------------------------------------------
    Insured Dividend               NVG                 29,807,822        Series M    3,160
    Advantage                                                            Series T    3,080
                                                                         Series TH   3,080
----------------------------------------------------------------------------------------------
    Insured Tax-Free               NEA                 18,515,282        Series T    2,880
    Advantage                                                            Series W    2,880
----------------------------------------------------------------------------------------------
    Municipal High Income          NMZ                 23,227,199        Series M    3,000
                                                                         Series T    1,600
                                                                         Series W    1,600
----------------------------------------------------------------------------------------------
    Select Maturities              NIM                 12,394,977        N/A
----------------------------------------------------------------------------------------------
    Select Portfolio               NXP                 16,378,096        N/A
----------------------------------------------------------------------------------------------
    Select Portfolio 2             NXQ                 17,607,068        N/A
----------------------------------------------------------------------------------------------
    Select Portfolio 3             NXR                 12,964,124        N/A
----------------------------------------------------------------------------------------------
    California Portfolio           NXC                  6,257,070        N/A
----------------------------------------------------------------------------------------------
    New York Portfolio             NXN                  3,908,223        N/A
----------------------------------------------------------------------------------------------


* The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NXZ, NZF, NVG, NEA and NMZ, which are listed on the American Stock Exchange.

1.  APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

BACKGROUND


Under an investment management agreement between Nuveen Asset Management ("NAM" or the "Adviser") and each Fund (each, an "Original Investment Management Agreement" and collectively, the "Original Investment Management Agreements"), NAM has served as each Fund's investment adviser and has been responsible for each Fund's overall investment strategy and its implementation. The date of each Fund's Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix A. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), 385 Washington Street, St. Paul, Minnesota 55102. St. Paul Travelers is a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.


On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen (the "Sale"). As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its common shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen as well as the closing for the forward sale transactions later this year, Nuveen will emerge as a fully independent public company.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Sale may be deemed a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Sale, each Board met in person at a joint meeting of each Fund's Board on May 10-12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Fund and NAM (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements").

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund's shareholders in order for it to become effective. At the Board meeting, and for the reasons discussed below (see "Board Considerations" below), each Board, including a majority of the Board Members who are not parties to the Original Investment Management Agreements or New Investment Management Agreements or who are not "interested persons" of the Funds or the Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Sale. In the event shareholders of a Fund do not approve the New Investment Management Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Investment Management Agreement is attached hereto as Appendix B.

COMPARISON OF ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND NEW INVESTMENT MANAGEMENT AGREEMENT

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2006, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

INVESTMENT MANAGEMENT SERVICES. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Sale will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

FEES. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components--a fund-level component, based only on the amount of assets within each individual Fund, and a complex-level component, based on the aggregate managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. The investment management fee paid by each Fund equals the sum of the fund-level component and complex-level component.

The fee schedules for the fund-level component and complex-level component to be paid to the Adviser under the New Investment Management Agreements are identical to the fund-level component and complex-level component paid to the Adviser under the Original Investment Management Agreements. The annual fund-level component for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund's last fiscal year and the Fund's net assets as of May 1, 2005 are set forth in Appendix C to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix C.

PAYMENT OF EXPENSES. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent) for the Fund.

LIMITATION ON LIABILITY. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

CONTINUANCE. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2006, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

TERMINATION. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty
(60) days' written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

BOARD CONSIDERATIONS

At a meeting held on May 10-12, 2005, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement between each Fund and NAM.

To assist the Board in its evaluation of an advisory contract with NAM, the Independent Board Members received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the Independent Board Members provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Board Members under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Board Members considered each New Investment Management Agreement with NAM. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

     A.  NATURE, EXTENT AND QUALITY OF SERVICES


In evaluating the nature, extent and quality of NAM's services, the Board Members reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Board Members received materials regarding the changes or additions in personnel of NAM. The Board Members further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Board Members further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, the Board Members also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class for 2004. Given the Board Members' experience with the Funds, other Nuveen funds and NAM, the Board Members noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.


In addition to advisory services, the Independent Board Members considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Board Members considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new Securities and

Exchange Commission regulations governing compliance. The Board Members noted NAM's focus on compliance and its compliance systems. In their review, the Board Members considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Board Members also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, while the Board Members reviewed the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the Independent Board Members determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Board Members noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Board Members also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Board Members also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration with certain benchmarks.

Based on their review, the Board Members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

     B.  THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Board Members noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Board Members determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.


     C.  FEES, EXPENSES AND PROFITABILITY

FEES AND EXPENSES. In evaluating the management fees and expenses that a Fund is expected to bear, the Board Members considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Board Members reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Board Members, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Board Members noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels reflect these Economics of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in its respective Peer Group, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

COMPARISONS WITH THE FEES OF OTHER CLIENTS. The Board Members further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Board Members noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Board Members noted the increased compliance requirements for funds in light of new Securities and Exchange Commission regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Board Members also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Board Members believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

PROFITABILITY OF NAM. In conjunction with its review of fees, the Board Members also considered NAM's profitability. The Board Members reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Board Members recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Board Members reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Board Members also recognized that individual fund or product line profitability of other advisers is generally not publicly available.

Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board Members considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Board Members also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Board Members were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

     D.  ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF
         SCALE

In reviewing the compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Board Members reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Board Members considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Board Members also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

     E.  INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered any benefits from soft dollar arrangements. The Board Members noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Board Members also considered any other revenues, if any, received by NAM or its affiliates. In this regard, the Board Members considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

     F.  OTHER CONSIDERATIONS

Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the original Investment Management Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

     G.  APPROVAL

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of Independent Board Members, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

INFORMATION ABOUT THE ADVISER


NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management as of March 31, 2005. Nuveen is a publicly traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."


The principal occupation of the officers and directors of NAM who serve as officers or Board Members of the Funds appears below under the headings "Board Nominees/Board Members" and "The Officers." Such information for the remaining officers and directors of NAM is shown in Appendix D. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.


Board Member Schwertfeger sold 270,950 shares of Class A Stock of Nuveen on the New York Stock Exchange since November 1, 2003. Mr. Schwertfeger received $7,805,751 in exchange for his shares of Nuveen sold.


SHAREHOLDER APPROVAL

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund's New Investment Management Agreement for consideration by the shareholders of the Fund.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

2.  ELECTION OF BOARD MEMBERS

At each Fund's Meeting, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, Select Maturities and New York Portfolio), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, the Board is divided into three classes, with each class being elected to serve a term of three years. For Municipal Value and Municipal Income, three
(3) Board Members are nominated to be elected at this meeting to serve for multiple year terms. Pursuant to the organizational documents of Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, all Board Members are to be elected by holders of Common Shares.

A. FOR EACH FUND EXCEPT MUNICIPAL VALUE, MUNICIPAL INCOME, SELECT MATURITIES, SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO:

     (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Kundert, Stockdale and Sunshine are nominees for election by all shareholders.

     (ii) holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

B. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME: The Board of Municipal Value and Municipal Income has designated Board Members Hunter, Kundert and Sunshine as Class II and Class I Board Members, respectively, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008, and until their successors have been duly elected and qualified. The remaining Board Members Bremner, Brown, Evans, Schneider, Schwertfeger and Stockdale are current and continuing Board Members. The Boards of Municipal Value and Municipal Income have designated Board Members Bremner, Evans, Schneider and Stockdale as continuing Class III and II Board Members, respectively, for terms that expire in 2006 and Board Members Brown and Schwertfeger as continuing Class I and Class III Board Members, respectively, for terms that expire in 2007.

C. FOR SELECT MATURITIES, SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO: Board Members Bremner, Brown, Evans, Hunter, Kundert, Schneider, Schwertfeger, Stockdale and Sunshine are nominees for election by all shareholders.

For each Minnesota Corporation, the affirmative vote of a majority of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Minnesota Corporation. For each Massachusetts Business Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Massachusetts Business Trust.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.


All of the Board Member nominees, except Board Members Kundert and Sunshine, were last elected to each Fund's Board at the 2004 annual meeting of shareholders held on August 3, 2004. In November 2004, Messrs. Kundert and Sunshine were appointed to the each Fund's Board effective February 23, 2005. Messrs. Kundert and Sunshine are presented in this Joint Proxy Statement as nominees for election by shareholders and were nominated by the nominating and governance committee of each Fund's Board.


Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen, the parent company of NAM, or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS


                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN       OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                              OVERSEEN BY       HELD BY
NAME, ADDRESS           HELD WITH   AND LENGTH OF    PRINCIPAL OCCUPATION(S)       BOARD           BOARD
AND BIRTH DATE            FUND      TIME SERVED(1)     DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Fund

Robert P. Bremner      Board        Term: Annual    Private Investor and            155        N/A
c/o Nuveen             Member       Length of       Management Consultant.
Investments, Inc.                   Service: Since
333 West Wacker Drive               1996
Chicago, IL 60606
(8/22/40)

Lawrence H. Brown      Board        Term: Annual    Retired (1989) as Senior        155        See Principal
c/o Nuveen             Member       Length of       Vice President of The                      Occupation
Investments, Inc.                   Service: Since  Northern Trust Company;                    Description
333 West Wacker Drive               1993            Director, Community
Chicago, IL 60606                                   Advisory Board for
(7/29/34)                                           Highland Park and
                                                    Highwood, United Way of
                                                    the North Shore (since
                                                    2002).


                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN       OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                              OVERSEEN BY       HELD BY
NAME, ADDRESS           HELD WITH   AND LENGTH OF    PRINCIPAL OCCUPATION(S)       BOARD           BOARD
AND BIRTH DATE            FUND      TIME SERVED(1)     DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Jack B. Evans          Board        Term: Annual    President, The                  155        See Principal
c/o Nuveen             Member       Length of       Hall-Perrine Foundation,                   Occupation
Investments, Inc.                   Service: Since  a private philanthropic                    Description
333 West Wacker Drive               1999            corporation (since 1996);
Chicago, IL 60606                                   Director and Vice
(10/22/48)                                          Chairman, United Fire
                                                    Group, a publicly held
                                                    company; Adjunct Faculty
                                                    Member, University of
                                                    Iowa; Director, Gazette
                                                    Companies; Life Trustee
                                                    of Coe College; Director,
                                                    Iowa College Foundation;
                                                    formerly, Director,
                                                    Alliant Energy; formerly,
                                                    Director, Federal Reserve
                                                    Bank of Chicago;
                                                    previously, President and
                                                    Chief Operating Officer,
                                                    SCI Financial Group,
                                                    Inc., a regional
                                                    financial services firm.

William C. Hunter      Board        Term: Annual    Dean and Distinguished          155        See Principal
c/o Nuveen             Member       Length of       Professor of Finance,                      Occupation
Investments, Inc.                   Service: Since  School of Business at the                  Description
333 West Wacker Drive               2004            University of
Chicago, IL 60606                                   Connecticut; previously,
(3/6/48)                                            Senior Vice President and
                                                    Director of Research at
                                                    the Federal Reserve Bank
                                                    of Chicago
                                                    (1995 -- 2003); Director,
                                                    Credit Research Center at
                                                    Georgetown University;
                                                    Director (since 2004) of
                                                    Xerox Corporation, a
                                                    publicly held company.

David J. Kundert       Board        Term: Annual    Retired (2004) as               153        See Principal
c/o Nuveen             Member       Length of       Chairman, JPMorgan                         Occupation
Investments, Inc.                   Service: Since  Fleming Asset Management,                  Description
333 West Wacker Drive               2005            President and CEO, Banc
Chicago, IL 60606                                   One Investment Advisors
(10/28/42)                                          Corporation, and
                                                    President, One Group
                                                    Mutual Funds; prior
                                                    thereto, Executive Vice
                                                    President, Bank One
                                                    Corporation and Chairman
                                                    and CEO, Banc One
                                                    Investment Management
                                                    Group; Board of Regents,
                                                    Luther College; currently
                                                    a member of the American
                                                    and Wisconsin Bar
                                                    Associations.


                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN       OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                              OVERSEEN BY       HELD BY
NAME, ADDRESS           HELD WITH   AND LENGTH OF    PRINCIPAL OCCUPATION(S)       BOARD           BOARD
AND BIRTH DATE            FUND      TIME SERVED(1)     DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
William J. Schneider   Board        Term: Annual    Chairman, formerly,             155        See Principal
c/o Nuveen             Member       Length of       Senior Partner and Chief                   Occupation
Investments, Inc.                   Service: Since  Operating Officer                          Description
333 West Wacker Drive               1996            (retired December 2004),
Chicago, IL 60606                                   Miller-Valentine Partners
(9/24/44)                                           Ltd., a real estate
                                                    investment company;
                                                    formerly, Vice President,
                                                    Miller-Valentine Realty,
                                                    a construction company;
                                                    Director, Chair of the
                                                    Finance Committee and
                                                    Member of the Audit
                                                    Committee of Premier
                                                    Health Partners, the
                                                    not-for-profit parent
                                                    company of Miami Valley
                                                    Hospital; President of
                                                    the Dayton Philharmonic
                                                    Orchestra Association,
                                                    Board Member, Regional
                                                    Leaders Forum which
                                                    promotes cooperation on
                                                    economic development
                                                    issues; Director and
                                                    Immediate Past Chair,
                                                    Dayton Development
                                                    Coalition; formerly,
                                                    Member, Community
                                                    Advisory Board, National
                                                    City Bank, Dayton, Ohio;
                                                    and Business Advisory
                                                    Council, Cleveland
                                                    Federal Reserve Bank.

Judith M. Stockdale    Board        Term: Annual    Executive Director,             155        N/A
c/o Nuveen             Member       Length of       Gaylord and Dorothy
Investments, Inc.                   Service: Since  Donnelley Foundation
333 West Wacker Drive               1997            (since 1994); prior
Chicago, IL 60606                                   thereto, Executive
(12/29/47)                                          Director, Great Lakes
                                                    Protection Fund (from
                                                    1990 to 1994).

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN       OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                              OVERSEEN BY       HELD BY
NAME, ADDRESS           HELD WITH   AND LENGTH OF    PRINCIPAL OCCUPATION(S)       BOARD           BOARD
AND BIRTH DATE            FUND      TIME SERVED(1)     DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Board        Term: Annual    Senior Vice President for       155        See Principal
c/o Nuveen             Member       Length of       Business and Finance                       Occupation
Investments, Inc.                   Service: Since  (since 1997),                              Description
333 West Wacker Drive               2005            Northwestern University;
Chicago, IL 60606                                   Director (since 2003),
(1/22/50)                                           Chicago Board of Options
                                                    Exchange; Director (since
                                                    2003), National Mentor
                                                    Holdings, a privately-
                                                    held, national provider
                                                    of home and
                                                    community-based services;
                                                    Chairman (since 1997),
                                                    Board of Directors,
                                                    Rubicon, an insurance
                                                    company owned by
                                                    Northwestern University;
                                                    Director (since 1997),
                                                    Evanston Chamber of
                                                    Commerce and Evanston
                                                    Inventure, a business
                                                    development organization.



                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN       OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                              OVERSEEN BY       HELD BY
NAME, ADDRESS           HELD WITH   AND LENGTH OF    PRINCIPAL OCCUPATION(S)       BOARD           BOARD
AND BIRTH DATE            FUND      TIME SERVED(1)     DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of
the Fund
Timothy R.             Chairman of  Term: Annual    Chairman and Director           155        See Principal
Schwertfeger(2)        the Board    Length of       (since 1996) of Nuveen                     Occupation
333 West Wacker Drive  and Board    Service: Since  Investments, Inc. and                      Description
Chicago, IL 60606      Member       1996            Nuveen Investments, LLC;
(3/28/49)                                           Chairman and Director
                                                    (since 1997) of Nuveen
                                                    Asset Management;
                                                    Director (since 1996) of
                                                    Institutional Capital
                                                    Corporation; Chairman and
                                                    Director (since 1999) of
                                                    Rittenhouse Asset
                                                    Management, Inc.;
                                                    Chairman of Nuveen
                                                    Investments Advisers,
                                                    Inc. (since 2002);
                                                    Director (from 1992 to
                                                    2004) and Chairman (from
                                                    1996 to 2004) of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.(3)


--------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP


The following tables list the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2004. (Messrs. Kundert and Sunshine were not yet Board Members as of that date).


                                          DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                                                                MUNICIPAL
                                MUNICIPAL   MUNICIPAL     PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT
BOARD MEMBER NOMINEES               VALUE      INCOME      INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0           $0           $0           $0           $0
Lawrence H. Brown.............   0-10,000           0     10,001-            0            0            0            0
                                                           50,000
Jack B. Evans.................          0           0           0            0            0            0            0
William C. Hunter.............          0           0           0            0            0            0            0
David J. Kundert..............          0           0           0            0            0            0            0
William J. Schneider..........          0           0           0            0            0            0            0
Timothy R. Schwertfeger.......       over           0        over         over         over         over            0
                                  100,000                 100,000      100,000      100,000      100,000
Judith M. Stockdale...........          0           0           0            0            0      10,001-            0
                                                                                                  50,000
Eugene S. Sunshine............          0           0           0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------


                                         DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------
                                                                        INSURED
                                  INSURED      SELECT     QUALITY     MUNICIPAL     PREMIER     PREMIER     PREMIUM
BOARD MEMBER NOMINEES             QUALITY     QUALITY      INCOME   OPPORTUNITY   MUNICIPAL     INSURED    INCOME 2
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0           $0           $0          $0          $0
Lawrence H. Brown.............          0           0     10,001-      10,001-            0           0           0
                                                           50,000       50,000
Jack B. Evans.................          0           0           0            0            0           0           0
William C. Hunter.............          0           0           0            0            0           0           0
David J. Kundert..............          0           0           0            0            0           0           0
William J. Schneider..........          0           0           0            0            0           0           0
Timothy R. Schwertfeger.......          0     50,001-        over         over            0           0        over
                                              100,000     100,000      100,000                              100,000

Judith M. Stockdale...........          0           0           0            0      10,001-           0     10,001-
                                                                                     50,000                  50,000

Eugene S. Sunshine............          0           0           0            0            0           0           0
-------------------------------------------------------------------------------------------------------------------

                                                DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
                                              INSURED                                             INSURED     INSURED   MUNICIPAL
BOARD MEMBER                      PREMIUM     PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND    TAX-FREE        HIGH
NOMINEES                         INCOME 4    INCOME 2   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE   ADVANTAGE      INCOME
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0           $0            $0           $0          $0          $0
Lawrence H. Brown.............          0           0     10,001-            0             0            0           0           0
                                                           50,000
Jack B. Evans.................          0           0           0            0             0            0           0           0
William C. Hunter.............          0           0           0            0             0            0           0           0
David J. Kundert..............          0           0           0            0             0            0           0           0
William J. Schneider..........       over           0           0            0             0            0           0     10,001-
                                 $100,000                                                                                  50,000
Timothy R. Schwertfeger.......          0           0           0         over             0            0           0           0
                                                                       100,000
Judith M. Stockdale...........          0          $0     10,001-            0             0            0           0           0
                                                           50,000
Eugene S. Sunshine............          0           0           0           0-             0            0           0           0
                                                                        10,000
---------------------------------------------------------------------------------------------------------------------------------



                                               DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AGGREGATE DOLLAR
                                                                                                                 RANGE OF EQUITY
                                                                                                               SECURITIES IN ALL
                                                                                                                      REGISTERED
                                                                                                                      INVESTMENT
                                                                                                              COMPANIES OVERSEEN
                                                                                                                 BY BOARD MEMBER
                                                                                                              NOMINEES IN FAMILY
                                    SELECT      SELECT        SELECT        SELECT   CALIFORNIA    NEW YORK        OF INVESTMENT
BOARD MEMBER NOMINEES           MATURITIES   PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO   PORTFOLIO            COMPANIES
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0           $0           $0            $0           $0           $0               over
                                                                                                                      $100,000
Lawrence H. Brown.............    10,001-            0            0             0            0            0               over
                                   50,000                                                                              100,000
Jack B. Evans.................          0            0            0             0            0            0               over
                                                                                                                       100,000
William C. Hunter.............          0            0            0             0            0            0            50,001-
                                                                                                                       100,000
David J. Kundert..............          0            0            0             0            0            0                  0
William J. Schneider..........          0            0            0             0            0            0               over
                                                                                                                       100,000
Timothy R. Schwertfeger.......          0            0            0             0            0            0               over
                                                                                                                       100,000
Judith M. Stockdale...........          0            0            0             0            0            0               over
                                                                                                                       100,000
Eugene S. Sunshine............          0            0            0             0            0            0            50,001-
                                                                                                                       100,000
--------------------------------------------------------------------------------------------------------------------------------

The following tables set forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2004. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.



                                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------
                                                                                                MUNICIPAL
                                MUNICIPAL   MUNICIPAL     PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT
BOARD MEMBER NOMINEES               VALUE      INCOME      INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0            0            0            0            0
Lawrence H. Brown.............      1,000           0       1,000            0            0            0            0
Jack B. Evans.................          0           0           0            0            0            0            0
William C. Hunter.............          0           0           0            0            0            0            0
David J. Kundert..............          0           0           0            0            0            0            0
William J. Schneider..........          0           0           0            0            0            0            0
Timothy R. Schwertfeger.......     25,085           0      69,122       14,000        6,594       21,000            0
Judith M. Stockdale...........          0           0           0            0            0          733            0
Eugene S. Sunshine............          0           0           0            0            0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................     31,166           0      71,122       18,000        8,594       22,733        1,000
----------------------------------------------------------------------------------------------------------------------


                                FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------------
                                                                        INSURED
                                  INSURED      SELECT     QUALITY     MUNICIPAL     PREMIER     PREMIER     PREMIUM
BOARD MEMBER NOMINEES             QUALITY     QUALITY      INCOME   OPPORTUNITY   MUNICIPAL     INSURED    INCOME 2
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0            0            0           0           0
Lawrence H. Brown.............          0           0         889          824            0           0           0
Jack B. Evans.................          0           0           0            0            0           0           0
William C. Hunter.............          0           0           0            0            0           0           0
David J. Kundert..............          0           0           0            0            0           0           0
William J. Schneider..........          0           0           0            0            0           0           0
Timothy R. Schwertfeger.......          0       5,000      22,300       30,000            0           0      25,000
Judith M. Stockdale...........          0           0           0            0          865           0         720
Eugene S. Sunshine............          0           0           0            0            0           0           0
ALL BOARD MEMBERS AND
  OFFICERS AS A GROUP.........          0       7,230      23,189       33,824          865           0      28,158
-------------------------------------------------------------------------------------------------------------------

                                 FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------
                                              INSURED                                             INSURED     INSURED
                                  PREMIUM     PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND    TAX-FREE
BOARD MEMBER NOMINEES            INCOME 4    INCOME 2   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE   ADVANTAGE
---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0            0             0            0           0
Lawrence H. Brown.............          0           0       1,000            0             0            0           0
Jack B. Evans.................          0           0           0            0             0            0           0
William C. Hunter.............          0           0           0            0             0            0           0
David J. Kundert..............          0           0           0            0             0            0           0
William J. Schneider..........     11,230           0           0            0             0            0           0
Timothy R. Schwertfeger.......          0           0           0       25,000             0            0           0
Judith M. Stockdale...........          0           0         762            0             0            0           0
Eugene S. Sunshine............          0           0           0          460             0            0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................     11,430           0       3,762       26,460             0            0           0
---------------------------------------------------------------------------------------------------------------------


                                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------------------------------------------------
                                MUNICIPAL
                                     HIGH       SELECT      SELECT        SELECT        SELECT   CALIFORNIA    NEW YORK
BOARD MEMBER NOMINEES              INCOME   MATURITIES   PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0            0            0             0            0            0
Lawrence H. Brown.............          0       1,116            0            0             0            0            0
Jack B. Evans.................          0           0            0            0             0            0            0
William C. Hunter.............          0           0            0            0             0            0            0
David J. Kundert..............          0           0            0            0             0            0            0
William J. Schneider..........        660           0            0            0             0            0            0
Timothy R. Schwertfeger.......          0           0            0            0             0            0            0
Judith M. Stockdale...........          0           0            0            0             0            0            0
Eugene S. Sunshine............          0           0            0            0             0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................        660       1,116            0            0             0            0            0
-----------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On December 31, 2004, Board Members and executive officers as a group beneficially owned 1,196,807 shares of all funds managed by the Adviser (includes deferred units described below and shares held by executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each class of shares for each Fund. As of May 31, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding Shares of each Fund. As of May 31, 2005, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

For all Nuveen funds, Independent Board Members receive an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) receives $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. Each of the Funds except Municipal Income and Select Maturities are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2004. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                            AGGREGATE COMPENSATION FROM THE FUNDS(2)
---------------------------------------------------------------------------------------------------------------------------------
                              ROBERT P.   LAWRENCE H.    JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.   JUDITH M.     EUGENE S.
FUND                            BREMNER         BROWN      EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   STOCKDALE   SUNSHINE(1)
---------------------------------------------------------------------------------------------------------------------------------
Municipal Value               $  3,539    $     3,401   $  3,521   $    2,149         N/A    $    3,423   $  3,210           N/A
Municipal Income                   156            150        155           94         N/A           154        141           N/A
Premium Income                   2,704          2,599      2,690        1,641         N/A         2,615      2,452           N/A
Performance Plus                 2,582          2,481      2,569        1,567         N/A         2,497      2,342           N/A
Municipal Advantage              1,893          1,819      1,883        1,150         N/A         1,831      1,717           N/A
Municipal Market Opportunity     1,963          1,887      1,953        1,192         N/A         1,899      1,781           N/A
Investment Quality               1,580          1,519      1,572          959         N/A         1,528      1,433           N/A
Insured Quality                  1,674          1,609      1,665        1,016         N/A         1,619      1,519           N/A
Select Quality                   1,466          1,409      1,458          890         N/A         1,418      1,330           N/A
Quality Income                   2,332          2,241      2,320        1,417         N/A         2,255      2,115           N/A
Insured Municipal
 Opportunity                     3,592          3,453      3,574        2,179         N/A         3,475      3,259           N/A
Premier Municipal                  861            827        856          522         N/A           832        780           N/A
Premier Insured                    853            819        848          517         N/A           825        773           N/A
Premium Income 2                 1,776          1,707      1,767        1,078         N/A         1,718      1,611           N/A
Premium Income 4                 1,666          1,601      1,657        1,012         N/A         1,611      1,511           N/A
Insured Premium Income 2         1,464          1,407      1,456          888         N/A         1,416      1,328           N/A
Dividend Advantage               1,639          1,575      1,631          996         N/A         1,585      1,486           N/A
Dividend Advantage 2             1,227          1,179      1,220          745         N/A         1,187      1,113           N/A
Dividend Advantage 3             1,674          1,609      1,666        1,017         N/A         1,619      1,518           N/A
Insured Dividend Advantage       1,271          1,222      1,265          772         N/A         1,229      1,153           N/A
Insured Tax-Free Advantage         759            730        755          460         N/A           735        689           N/A
Municipal High Income              911          1,269      1,299          533         N/A           799        729           N/A
Select Maturities                  256            231        255          187         N/A           252        204           N/A
Select Portfolio                   490            437        489          374         N/A           472        394           N/A
Select Portfolio 2                 515            459        514          393         N/A           496        414           N/A
Select Portfolio 3                 375            334        374          286         N/A           361        302           N/A
California Portfolio               185            165        185          141         N/A           178        149           N/A
New York Portfolio                 114            102        114           87         N/A           110         92           N/A
TOTAL COMPENSATION FROM
 NUVEEN FUNDS PAID TO BOARD
 MEMBERS                      $114,167    $   112,250   $116,125   $   65,875         N/A    $  111,667   $100,700           N/A


--------------------------------------------------------------------------------

(1) In November 2004, Messrs. Kundert and Sunshine were appointed to each Fund's Board, effective February 23, 2005.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                DEFERRED FEES
-------------------------------------------------------------------------------------------------------------
                      ROBERT P.   LAWRENCE H.   JACK B.   WILLIAM C.     DAVID J.   WILLIAM J.     TIMOTHY R.
FUND                    BREMNER         BROWN     EVANS       HUNTER   KUNDERT(1)    SCHNEIDER   SCHWERTFEGER
-------------------------------------------------------------------------------------------------------------
Municipal Value       $     539   $        --   $   889   $    2,149         N/A    $    3,423   $         --
Premium Income              412            --       679        1,641         N/A         2,615             --
Performance Plus            393            --       648        1,567         N/A         2,497             --
Municipal Advantage         288            --       475        1,150         N/A         1,831             --
Municipal Market
 Opportunity                299            --       493        1,192         N/A         1,899             --
Investment Quality          241            --       397          959         N/A         1,528             --
Insured Quality             255            --       420        1,016         N/A         1,619             --
Select Quality              223            --       368          890         N/A         1,418             --
Quality Income              355            --       586        1,417         N/A         2,255             --
Insured Municipal
 Opportunity                547            --       902        2,179         N/A         3,475             --
Premier Municipal           131            --       216          522         N/A           832             --
Premier Insured             130            --       214          517         N/A           825             --
Premium Income 2            270            --       446        1,078         N/A         1,718             --
Premium Income 4            254            --       418        1,012         N/A         1,611             --
Insured Premium
 Income 2                   223            --       368          888         N/A         1,416             --
Dividend Advantage          250            --       412          996         N/A         1,585             --
Dividend Advantage 2        187            --       308          745         N/A         1,187             --
Dividend Advantage 3        255            --       420        1,017         N/A         1,619             --
Insured Dividend
 Advantage                  194            --       319          772         N/A         1,229             --
Insured Tax-Free
 Advantage                  116            --       191          460         N/A           735             --
Municipal High Income        34            --        58          189         N/A           206             --
Select Portfolio             78            --       128          374         N/A           472             --
Select Portfolio 2           82            --       134          393         N/A           496             --
Select Portfolio 3           60            --        98          286         N/A           361             --
California Portfolio         29            --        48          141         N/A           178             --
New York Portfolio           18            --        30           87         N/A           110             --

                            DEFERRED FEES
---------------------  -----------------------
                       JUDITH M.     EUGENE S.
FUND                   STOCKDALE   SUNSHINE(1)
---------------------  -----------------------
Municipal Value        $     933          N/A
Premium Income               712          N/A
Performance Plus             680          N/A
Municipal Advantage          499          N/A
Municipal Market
 Opportunity                 517          N/A
Investment Quality           416          N/A
Insured Quality              441          N/A
Select Quality               386          N/A
Quality Income               614          N/A
Insured Municipal
 Opportunity                 947          N/A
Premier Municipal            227          N/A
Premier Insured              225          N/A
Premium Income 2             468          N/A
Premium Income 4             439          N/A
Insured Premium
 Income 2                    386          N/A
Dividend Advantage           432          N/A
Dividend Advantage 2         323          N/A
Dividend Advantage 3         441          N/A
Insured Dividend
 Advantage                   335          N/A
Insured Tax-Free
 Advantage                   200          N/A
Municipal High Income         57          N/A
Select Portfolio             123          N/A
Select Portfolio 2           130          N/A
Select Portfolio 3            95          N/A
California Portfolio          47          N/A
New York Portfolio            29          N/A


Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the matching contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is attached to the proxy statement as Appendix E.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is attached to the proxy statement as Appendix E.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2004 for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is attached to the proxy statement as Appendix E.

Each Fund's Board has an audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), composed of Independent Board Members who are "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent auditors' qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent auditors. Based on such review, it is authorized to make recommendations to the Board. Commencing in 2005, the audit committee is responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards adopted an Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix F. The number of audit committee meetings of each Fund held during its last full fiscal year is attached to the proxy statement as Appendix E.

Each Fund has a nominating and governance committee composed entirely of Board Members who are not "interested persons" (as that term is defined in the 1940
Act) of the Funds and who are "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith
M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards, a copy of which is attached to the proxy statement as Appendix G. The nominating and governance committee charter is also available on the Funds' website at http://www.nuveen.com/mf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Fund held during its last full fiscal year is attached to the proxy statement as Appendix E.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non-"interested person" candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.


The number of regular quarterly meetings held by the Board of each Fund and the number of special meetings held by the Board of each Fund during its last fiscal year is attached to the proxy statement as Appendix E. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundGovernance.aspx.

THE OFFICERS

The following table sets forth information as of May 1, 2005 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.


-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual        Managing Director               155
333 West Wacker Drive    Administrative  Length of Service:  (since 2002), Assistant
Chicago, IL 60606        Officer         Since 1988          Secretary and Associate
(9/9/56)                                                     General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Investments, LLC;
                                                             Managing Director
                                                             (since 2002), Assistant
                                                             Secretary and Associate
                                                             General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Asset Management;
                                                             Managing Director
                                                             (since 2004) and
                                                             Assistant Secretary
                                                             (since 1994) of Nuveen
                                                             Investments, Inc.;
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company, LLC
                                                             (since 2002); Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director,
                                                             Associate General
                                                             Counsel and Assistant
                                                             Secretary of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             2003); previously,
                                                             Managing Director (from
                                                             2002 to 2004), General
                                                             Counsel and Assistant
                                                             Secretary, formerly,
                                                             Vice President of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.; ** Chartered
                                                             Financial Analyst.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Julia L. Antonatos       Vice President  Term: Annual        Managing Director               155
333 West Wacker Drive                    Length of Service:  (since 2005),
Chicago, IL 60606                        Since 2004          previously, Vice
(9/22/63)                                                    President (since 2002),
                                                             formerly, Assistant
                                                             Vice President (since
                                                             1999) of Nuveen
                                                             Investments, LLC;
                                                             Chartered Financial
                                                             Analyst.

Michael T. Atkinson      Vice President  Term: Annual        Vice President (since           155
333 West Wacker Drive    and Assistant   Length of Service:  2002), formerly,
Chicago, IL 60606        Secretary       Since 2002          Assistant Vice
(2/3/66)                                                     President (from 2000),
                                                             previously, Associate
                                                             of Nuveen Investments,
                                                             LLC.

Peter H. D'Arrigo        Vice President  Term: Annual        Vice President of               155
333 West Wacker Drive    and Treasurer   Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 1999          (since 1999); prior
(11/28/67)                                                   thereto, Assistant Vice
                                                             President (from 1997);
                                                             Vice President and
                                                             Treasurer (since 1999)
                                                             of Nuveen Investments,
                                                             Inc.; Vice President
                                                             and Treasurer of Nuveen
                                                             Asset Management (since
                                                             2002) and of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Treasurer of
                                                             NWQ Investments
                                                             Management Company,
                                                             LLC. (since 2002); Vice
                                                             President and Treasurer
                                                             of Nuveen Rittenhouse
                                                             Asset Management, Inc.
                                                             (since 2003); Vice
                                                             President and Treasurer
                                                             (from 1999 to 2004) of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.; ** Chartered
                                                             Financial Analyst.


-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President  Term: Annual        Vice President (since           155
333 West Wacker Drive    and Secretary   Length of Service:  2002) and Assistant
Chicago, IL 60606                        Since 1998          General Counsel (since
(9/24/64)                                                    1998), formerly
                                                             Assistant Vice
                                                             President (from 1998)
                                                             of Nuveen Investments,
                                                             LLC; Vice President and
                                                             Assistant Secretary
                                                             (since 2005) of Nuveen
                                                             Asset Management; Vice
                                                             President (from 2002 to
                                                             2004) and Assistant
                                                             Secretary (from 1998 to
                                                             2004), of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**

Lorna C. Ferguson        Vice President  Term: Annual        Managing Director               155
333 West Wacker Drive                    Length of Service:  (since 2004),
Chicago, IL 60606                        Since 1998          previously, Vice
(10/24/45)                                                   President of Nuveen
                                                             Investments, LLC;
                                                             Managing Director of
                                                             Nuveen Asset
                                                             Management; previously,
                                                             Managing Director
                                                             (2004), formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**

William M. Fitzgerald    Vice President  Term: Annual        Managing Director of            155
333 West Wacker Drive                    Length of Service:  Nuveen Asset Management
Chicago, IL 60606                        Since 1995          (since 2001); Vice
(3/2/64)                                                     President of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director (from
                                                             2001 to 2004),
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;**
                                                             Chartered Financial
                                                             Analyst.

Stephen D. Foy           Vice President  Term: Annual        Vice President (since           155
333 West Wacker Drive    and Controller  Length of Service:  1993) and Funds
Chicago, IL 60606                        Since 1993          Controller (since 1998)
(5/31/54)                                                    of Nuveen Investments,
                                                             LLC; Vice President
                                                             (since 1998) and
                                                             formerly, Funds
                                                             Controller of Nuveen
                                                             Investments, Inc.;
                                                             Certified Public
                                                             Accountant.


-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
James D. Grassi          Vice President  Term: Annual        Vice President and              155
333 West Wacker Drive    and Chief       Length of Service:  Deputy Director of
Chicago, IL 60606        Compliance      Since 2004          Compliance (since 2004)
(4/13/56)                Officer                             of Nuveen Investments,
                                                             LLC, Nuveen Investments
                                                             Advisers Inc., Nuveen
                                                             Asset Management and
                                                             Rittenhouse Asset
                                                             Management, Inc.;
                                                             previously, Vice
                                                             President and Deputy
                                                             Director of Compliance
                                                             (2004) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;**
                                                             formerly, Senior
                                                             Attorney (1994 to
                                                             2004), The Northern
                                                             Trust Company.

David J. Lamb            Vice President  Term: Annual        Vice President of               155
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2000          (since 2000); prior
(3/22/63)                                                    thereto, Assistant Vice
                                                             President (from 1999);
                                                             Certified Public
                                                             Accountant.

Tina M. Lazar            Vice President  Term: Annual        Vice President of               155
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2002          (since 1999); prior
(8/27/61)                                                    thereto, Assistant Vice
                                                             President (since 1993)
                                                             of Nuveen Investments,
                                                             LLC.


-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President  Term: Annual        Vice President,                 155
333 West Wacker Drive    and Assistant   Length of Service:  Assistant Secretary and
Chicago, IL 60606        Secretary       Since 1988          Assistant General
(7/27/51)                                                    Counsel of Nuveen
                                                             Investments, LLC; Vice
                                                             President, Assistant
                                                             General Counsel and
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc.; Vice President
                                                             (since 2005) and
                                                             Assistant Secretary
                                                             (since 1997) of Nuveen
                                                             Asset Management; Vice
                                                             President (since 2000),
                                                             Assistant Secretary and
                                                             Assistant General
                                                             Counsel (since 1998) of
                                                             Rittenhouse Asset
                                                             Management, Inc.; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company,
                                                             LLC. (since 2002);
                                                             previously, Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**


--------------------------------------------------------------------------------

 * Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were organized into Nuveen Asset Management, effective January 1, 2005.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent registered public accounting firm, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent auditors' qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent auditors. The committee is currently composed of five Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix H. Each committee member meets the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent auditors. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent auditors provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

At the time the recommendation was made, the members of the committee were:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans

William J. Schneider



For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, Eugene S. Sunshine was also a member of the audit committee at the time of the recommendation.

AUDIT AND RELATED FEES. The following table provides the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

--------------------------------------------------------------------------------------------------------------------
                             AUDIT FEES(1)           AUDIT RELATED FEES(2)                    TAX FEES(3)
                           -----------------   ---------------------------------   ---------------------------------
                                                                   ADVISER AND                         ADVISER AND
                                                                     ADVISER                             ADVISER
                                 FUND               FUND            ENTITIES            FUND            ENTITIES
                           -----------------   ---------------   ---------------   ---------------   ---------------
                            FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                              YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                              2003      2004     2003     2004     2003     2004     2003     2004     2003     2004
--------------------------------------------------------------------------------------------------------------------
Municipal Value            $41,700   $48,562   $   0    $   0    $   0    $   0    $ 731    $ 364    $   0    $   0
Municipal Income             6,658     7,286       0        0        0        0      367      364        0        0
Premium Income              32,929    38,408       0        0        0        0      641      364        0        0
Performance Plus            31,515    36,891       0        0        0        0      627      364        0        0
Municipal Advantage         24,384    28,493       0        0        0        0      552      364        0        0
Municipal Market
  Opportunity               24,892    29,423       0        0        0        0      559      364        0        0
Investment Quality          21,373    24,701       0        0        0        0      520      364        0        0
Insured Quality             22,355    25,809       0        0        0        0      532      364        0        0
Select Quality              19,990    23,287       0        0        0        0      507      364        0        0
Quality Income              28,706    33,833       0        0        0        0      599      364        0        0
Insured Municipal
  Opportunity               42,082    49,233       0        0        0        0      739      364        0        0
Premier Municipal           13,984    15,918       0        0        0        0      443      364        0        0
Premier Insured             13,809    15,829       0        0        0        0      442      364        0        0
Premium Income 2            23,415    27,064       0        0        0        0      541      364        0        0
Premium Income 4            22,421    25,686       0        0        0        0      530      364        0        0
Insured Premium Income 2    20,167    23,276       0        0        0        0      508      364        0        0
Dividend Advantage          21,733    25,386       0        0        0        0      525      364        0        0
Dividend Advantage 2        17,534    20,403       0        0        0        0      481    4,131        0        0
Dividend Advantage 3        22,116    25,825       0        0        0        0      528    5,496        0        0

-------------------------  ---------------------------------
                                   ALL OTHER FEES(4)
                           ---------------------------------
                                               ADVISER AND
                                                 ADVISER
                                FUND            ENTITIES
                           ---------------   ---------------
                           FISCAL   FISCAL   FISCAL   FISCAL
                             YEAR     YEAR     YEAR     YEAR
                            ENDED    ENDED    ENDED    ENDED
                             2003     2004     2003     2004
-------------------------  ---------------------------------
Municipal Value            $   0    $   0    $   0    $   0
Municipal Income               0        0        0        0
Premium Income             2,350    2,550        0        0
Performance Plus           2,350    2,550        0        0
Municipal Advantage        2,350    2,550        0        0
Municipal Market
  Opportunity              2,350    2,550        0        0
Investment Quality         2,350    2,550        0        0
Insured Quality            2,350    2,550        0        0
Select Quality             2,350    2,550        0        0
Quality Income             2,350    2,550        0        0
Insured Municipal
  Opportunity              2,350    2,550        0        0
Premier Municipal          2,350    2,550        0        0
Premier Insured            2,350    2,550        0        0
Premium Income 2           2,350    2,550        0        0
Premium Income 4           2,350    2,550        0        0
Insured Premium Income 2   2,350    2,550        0        0
Dividend Advantage         2,350    2,550        0        0
Dividend Advantage 2       2,350    2,550        0        0
Dividend Advantage 3       2,350    2,550        0        0

--------------------------------------------------------------------------------------------------------------------
                             AUDIT FEES(1)           AUDIT RELATED FEES(2)                    TAX FEES(3)
                           -----------------   ---------------------------------   ---------------------------------
                                                                   ADVISER AND                         ADVISER AND
                                                                     ADVISER                             ADVISER
                                 FUND               FUND            ENTITIES            FUND            ENTITIES
                           -----------------   ---------------   ---------------   ---------------   ---------------
                            FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                              YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                              2003      2004     2003     2004     2003     2004     2003     2004     2003     2004
--------------------------------------------------------------------------------------------------------------------
Insured Dividend
  Advantage                $18,130   $20,940   $   0    $   0    $   0    $   0    $ 487    $4,285   $   0    $   0
Insured Tax-Free
  Advantage                 12,600    14,746       0        0        0        0       66    2,704        0        0
Municipal High Income          N/A    16,207     N/A        0      N/A        0      N/A        0      N/A        0
Select Maturities            7,450     8,210       0        0        0        0      355      385        0        0
Select Portfolio             9,605    10,739       0        0        0        0      350      364        0        0
Select Portfolio 2           9,831    11,020       0        0        0        0      350      364        0        0
Select Portfolio 3           8,525     9,485       0        0        0        0      350      364        0        0
California Portfolio         6,747     7,419       0        0        0        0      350      364        0        0
New York Portfolio           6,106     6,652       0        0        0        0      350      364        0        0

-------------------------  ---------------------------------
                                   ALL OTHER FEES(4)
                           ---------------------------------
                                               ADVISER AND
                                                 ADVISER
                                FUND            ENTITIES
                           ---------------   ---------------
                           FISCAL   FISCAL   FISCAL   FISCAL
                             YEAR     YEAR     YEAR     YEAR
                            ENDED    ENDED    ENDED    ENDED
                             2003     2004     2003     2004
-------------------------  ---------------------------------
Insured Dividend
  Advantage                $2,350   $2,550   $   0    $   0
Insured Tax-Free
  Advantage                1,500    2,550        0        0
Municipal High Income        N/A        0      N/A        0
Select Maturities              0        0        0        0
Select Portfolio               0        0        0        0
Select Portfolio 2             0        0        0        0
Select Portfolio 3             0        0        0        0
California Portfolio           0        0        0        0
New York Portfolio             0        0        0        0


--------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

NON-AUDIT FEES. The following table provides the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                               ADVISER ENTITIES
                                                             (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                DIRECTLY TO THE          BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL        ADVISER ENTITIES
                                    BILLED TO FUND            REPORTING OF FUND)        (ALL OTHER ENGAGEMENTS)       TOTAL
                               -------------------------   -------------------------   -------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003
------------------------------------------------------------------------------------------------------------------------------
Municipal Value                $       731   $       364   $         0   $         0   $         0   $         0   $       731
Municipal Income                       367           364             0             0             0             0           367
Premium Income                         641           364             0             0             0             0           641
Performance Plus                       627           364             0             0             0             0           627
Municipal Advantage                    552           364             0             0             0             0           552
Municipal Market Opportunity           559           364             0             0             0             0           559
Investment Quality                     520           364             0             0             0             0           520
Insured Quality                        532           364             0             0             0             0           532
Select Quality                         507           364             0             0             0             0           507
Quality Income                         599           364             0             0             0             0           599
Insured Municipal Opportunity          739           364             0             0             0             0           739
Premier Municipal                      443           364             0             0             0             0           443
Premier Insured                        442           364             0             0             0             0           442
Premium Income 2                       541           364             0             0             0             0           541
Premium Income 4                       530           364             0             0             0             0           530
Insured Premium Income 2               508           364             0             0             0             0           508
Dividend Advantage                     525           364             0             0             0             0           525
Dividend Advantage 2                   481         4,131             0             0             0             0           481

-----------------------------  -----------

                                  TOTAL
                               -----------
                               FISCAL YEAR
                                ENDED 2004
-----------------------------
Municipal Value                $       364
Municipal Income                       364
Premium Income                         364
Performance Plus                       364
Municipal Advantage                    364
Municipal Market Opportunity           364
Investment Quality                     364
Insured Quality                        364
Select Quality                         364
Quality Income                         364
Insured Municipal Opportunity          364
Premier Municipal                      364
Premier Insured                        364
Premium Income 2                       364
Premium Income 4                       364
Insured Premium Income 2               364
Dividend Advantage                     364
Dividend Advantage 2                 4,131

------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                               ADVISER ENTITIES
                                                             (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                DIRECTLY TO THE          BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL        ADVISER ENTITIES
                                    BILLED TO FUND            REPORTING OF FUND)        (ALL OTHER ENGAGEMENTS)       TOTAL
                               -------------------------   -------------------------   -------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003
------------------------------------------------------------------------------------------------------------------------------
Dividend Advantage 3           $       528   $     5,496   $         0   $         0   $         0   $         0   $       528
Insured Dividend Advantage             487         4,285             0             0             0             0           487
Insured Tax-Free Advantage              66         2,704             0             0             0             0            66
Municipal High Income                  N/A             0           N/A             0           N/A             0           N/A
Select Maturities                      355           385             0             0             0             0           355
Select Portfolio                       350           364             0             0             0             0           350
Select Portfolio 2                     350           364             0             0             0             0           350
Select Portfolio 3                     350           364             0             0             0             0           350
California Portfolio                   350           364             0             0             0             0           350
New York Portfolio                     350           364             0             0             0             0           350
------------------------------------------------------------------------------------------------------------------------------

-----------------------------  -----------

                                  TOTAL
                               -----------
                               FISCAL YEAR
                                ENDED 2004
-----------------------------
Dividend Advantage 3           $     5,496
Insured Dividend Advantage           4,285
Insured Tax-Free Advantage           2,704
Municipal High Income                    0
Select Maturities                      385
Select Portfolio                       364
Select Portfolio 2                     364
Select Portfolio 3                     364
California Portfolio                   364
New York Portfolio                     364
-----------------------------

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent auditors for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The audit committee has considered whether the provision of non-audit services rendered by Ernst & Young LLP to the Adviser and Adviser Entities that were not required to be pre-approved by the audit committee is compatible with maintaining Ernst & Young LLP's independence.

ADDITIONAL INFORMATION

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE


Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by the Securities and Exchange Commission regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Mr. Daniel Solender, a portfolio manager and officer of NAM, made a late filing on Form 3 with respect to Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio; Ms. Cathryn Steeves and Scott Romans, portfolio managers, each made a late filing on Form 3 with respect to Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio; Board Member Judith Stockdale made a late filing on Form 4 with respect to Municipal Market Opportunity, Dividend Advantage and Premium Income 2; and Nuveen Advisory Corp. made a late filing on Form 3 with respect to Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Insured Dividend Advantage, Insured Dividend Advantage, Insured Premium Income 2, Insured Tax-Free Advantage and Municipal High Income. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

SHAREHOLDER PROPOSALS


To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2006, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 22, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than May 8, 2006. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.


SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION


The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid 85% by the Fund and 15% by Nuveen (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.


FISCAL YEAR

The last fiscal year end for each Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio) was October 31, 2004. The last fiscal year end for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio was March 31, 2005.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary


June 22, 2005

                                                                      APPENDIX A

                     DATES RELATING TO ORIGINAL INVESTMENT
                            MANAGEMENT AGREEMENTS(1)

-------------------------------------------------------------------------------------------
                                                       DATE ORIGINAL          DATE ORIGINAL
                                                          INVESTMENT             INVESTMENT
                             DATE OF ORIGINAL             MANAGEMENT             MANAGEMENT
                                   INVESTMENT     AGREEMENT WAS LAST     AGREEMENT WAS LAST
                                   MANAGEMENT            APPROVED BY           APPROVED FOR
FUND                                AGREEMENT           SHAREHOLDERS   CONTINUANCE BY BOARD
-------------------------------------------------------------------------------------------
Municipal Value                   May 1, 1989          July 28, 1993           May 11, 2005
Municipal Income               April 27, 1992          July 28, 1993           May 11, 2005
Premium Income                 April 27, 1992          July 28, 1993           May 11, 2005
Performance Plus                July 28, 1993          July 28, 1993           May 11, 2005
Municipal Advantage             July 28, 1993          July 28, 1993           May 11, 2005
Municipal Market
  Opportunity                   July 28, 1993          July 28, 1993           May 11, 2005
Investment Quality              July 28, 1993          July 28, 1993           May 11, 2005
Insured Quality                 July 28, 1993          July 28, 1993           May 11, 2005
Select Quality                 March 15, 1991          July 28, 1993           May 11, 2005
Quality Income                  June 19, 1991          July 28, 1993           May 11, 2005
Insured Municipal
  Opportunity              September 12, 1991          July 28, 1993           May 11, 2005
Premier Municipal           December 16, 1991          July 28, 1993           May 11, 2005
Premier Insured             December 16, 1991          July 28, 1993           May 11, 2005
Premium Income 2                July 20, 1992          July 28, 1993           May 11, 2005
Premium Income 4            February 16, 1993          July 28, 1993           May 11, 2005
Insured Premium Income 2        July 20, 1993          July 22, 1993           May 11, 2005
Dividend Advantage               May 25, 1999           May 25, 1999           May 11, 2005
Dividend Advantage 2        February 20, 2001         March 27, 2001           May 11, 2005
Dividend Advantage 3           August 2, 2001     September 25, 2001           May 11, 2005
Insured Dividend
  Advantage                 February 20, 2002         March 25, 2002           May 11, 2005
Insured Tax-Free
  Advantage                 November 14, 2002      November 19, 2002           May 11, 2005
Municipal High Income        November 3, 2003      November 12, 2003           May 11, 2005
Select Maturities          September 14, 1992          July 28, 1993           May 11, 2005
Select Portfolio               March 10, 1992           July 8, 1993           May 11, 2005
Select Portfolio 2               May 15, 1992           July 8, 1993           May 11, 2005
Select Portfolio 3              July 20, 1992           July 8, 1993           May 11, 2005
California Portfolio            June 15, 1992           July 8, 1993           May 11, 2005
New York Portfolio              June 15, 1992           July 8, 1993           May 11, 2005

--------------------------------------------------------------------------------

(1) The Original Investment Management Agreements were between the Funds and Nuveen Advisory Corp. ("NAC") or Nuveen Institutional Advisory Corp. ("NIAC"). Effective January 1, 2005, NAC and NIAC were merged into NAM. As a result, NAC and NIAC became a part of NAM and ceased to exist separately. NAM assumed all of NAC and NIAC's obligations under the Original Investment Management Agreements. Like NAC and NIAC, NAM is a wholly owned subsidiary of Nuveen. The merger did not constitute a change in control. There was no change in who manages the Funds or in the Funds' investment objectives or policies as a result of the merger.

                                                                      APPENDIX B


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT



AGREEMENT made this [31st] day of [July, 2005], by and between <NAME OF FUND>, a
<TYPE OF ENTITY> (the "Fund"), and NUVEEN ASSET MANAGEMENT, a Delaware
corporation (the "Adviser").



                              W I T N E S S E T H



In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:



      1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the <Board of Trustees/Directors> ("Board") of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.



        The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.



      2. For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.



        A. The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:



           --------------------------------------------------------------------
           AVERAGE TOTAL DAILY NET ASSETS                                  RATE
           --------------------------------------------------------------------
           <SCHEDULE>
           --------------------------------------------------------------------



        B. The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) ("Complex-Level Assets"), pursuant to the following annual fee schedule:



           -------------------------------------------------------------------
           COMPLEX-LEVEL DAILY MANAGED ASSETS(1)                          RATE
           -------------------------------------------------------------------
           First $55 billion                                            .2000%
           Next $1 billion                                              .1800%
           Next $1 billion                                              .1600%
           Next $3 billion                                              .1425%
           Next $3 billion                                              .1325%
           Next $3 billion                                              .1250%
           Next $5 billion                                              .1200%
           Next $5 billion                                              .1175%
           Next $15 billion                                             .1150%
           -------------------------------------------------------------------



             (1) With respect to Complex-Level Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.



       C. "Eligible Funds", for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser's parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund's adviser's rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds' Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.



       D. For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.



      3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as <trustees/directors>, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.



      4. Subject to applicable statutes and regulations, it is understood that officers, <trustees/directors>, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.



      5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.



      6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.



      7. This Agreement shall continue in effect until [August l, 2006], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.



        This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.



        This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

        Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.



      8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.



      9. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.



     10. The Fund's Declaration of Trust is on file with the Secretary of the
         <ENTITY'S STATE OF ORGANIZATION>. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Board, officers or shareholders individually but are binding only upon the assets and property of the Fund.



     11. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of <ENTITY'S STATE OF ORGANIZATION>) the laws of the State of Illinois.



IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.



                                          <NAME OF FUND>



                                          by:

                                              -------------------------

                                                      Vice President



Attest:

        -------------------------

      Assistant Secretary



                                          NUVEEN ASSET MANAGEMENT



                                          by:

                                              -------------------------

                                                      Managing Director



Attest:

        -------------------------

      Assistant Secretary

                                                                      APPENDIX C

                            COMPLEX-LEVEL FEE RATES

----------------------------------------------------------------------
COMPLEX DAILY NET ASSETS                                      FEE RATE
----------------------------------------------------------------------
First $55 billion                                              0.2000%
Next $1 billion                                                0.1800%
Next $1 billion                                                0.1600%
Next $3 billion                                                0.1425%
Next $3 billion                                                0.1325%
Next $3 billion                                                0.1250%
Next $5 billion                                                0.1200%
Next $5 billion                                                0.1175%
Next $15 billion                                               0.1150%
----------------------------------------------------------------------

                FUND-LEVEL FEE RATES, AGGREGATE MANAGEMENT FEES
                              PAID AND NET ASSETS


--------------------------------------------------------------------------------------------------------
                                                                        FEES PAID
                                                                          TO THE
                                                                         ADVISER
                           FUND AVERAGE DAILY NET                      DURING LAST        NET ASSETS
FUND                               ASSETS               FEE RATE(1)   FISCAL YEAR(2)     AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
Municipal Value(3)     For the first $500 million         0.1500%      $10,462,875     $1,993,520,130.42
                       For the next $500 million          0.1375%
                       For net assets over $1 billion     0.1250%
--------------------------------------------------------------------------------------------------------
Municipal Income       For the first $125 million         0.4500%      $   555,018     $   88,482,604.62
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Premium Income         For the first $125 million         0.4500%      $ 9,099,976     $1,496,746,376.51
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        FEES PAID
                                                                          TO THE
                                                                         ADVISER
                           FUND AVERAGE DAILY NET                      DURING LAST        NET ASSETS
FUND                               ASSETS               FEE RATE(1)   FISCAL YEAR(2)     AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
Performance Plus       For the first $125 million         0.4500%      $ 8,700,777     $1,427,099,128.31
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Municipal Advantage    For the first $125 million         0.4500%      $ 6,441,514     $1,045,896,483.34
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Municipal Market
  Opportunity          For the first $125 million         0.4500%      $ 6,670,810     $1,082,502,525.63
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Investment Quality     For the first $125 million         0.4500%      $ 5,398,345     $  866,276,913.76
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Insured Quality        For the first $125 million         0.4500%      $ 5,711,518     $  917,642,891.65
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        FEES PAID
                                                                          TO THE
                                                                         ADVISER
                           FUND AVERAGE DAILY NET                      DURING LAST        NET ASSETS
FUND                               ASSETS               FEE RATE(1)   FISCAL YEAR(2)     AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
Select Quality         For the first $125 million         0.4500%      $ 5,017,364     $  811,419,400.16
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Quality Income         For the first $125 million         0.4500%      $ 7,880,764     $1,295,321,371.71
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Insured Municipal
  Opportunity          For the first $125 million         0.4500%      $12,010,312     $1,973,506,203.30
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Premier Municipal      For the first $125 million         0.4500%      $ 2,987,029     $  472,717,190.09
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Premier Insured        For the first $125 million         0.4500%      $ 2,959,435     $  467,504,044.88
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        FEES PAID
                                                                          TO THE
                                                                         ADVISER
                           FUND AVERAGE DAILY NET                      DURING LAST        NET ASSETS
FUND                               ASSETS               FEE RATE(1)   FISCAL YEAR(2)     AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
Premium Income 2       For the first $125 million         0.4500%      $ 6,055,655     $  981,119,555.64
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Premium Income 4       For the first $125 million         0.4500%      $ 5,687,089     $  929,529,463.13
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Insured Premium
  Income 2             For the first $125 million         0.4500%      $ 5,008,357     $  804,550,062.41
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For the next $3 billion            0.3875%
                       For net assets of $5 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Dividend Advantage     For the first $125 million         0.4500%      $ 3,017,092(3)  $  904,535,709.34
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For net assets of $2 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Dividend Advantage 2   For the first $125 million         0.4500%      $ 2,199,564(4)  $  689,515,546.87
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For net assets of $2 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        FEES PAID
                                                                          TO THE
                                                                         ADVISER
                           FUND AVERAGE DAILY NET                      DURING LAST        NET ASSETS
FUND                               ASSETS               FEE RATE(1)   FISCAL YEAR(2)     AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
Dividend Advantage 3   For the first $125 million         0.4500%      $ 2,963,030(4)  $  938,433,765.75
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For net assets of $2 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Insured Dividend
  Advantage            For the first $125 million         0.4500%      $ 2,275,738(4)  $  699,012,514.72
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For net assets of $2 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Insured Tax-Free
  Advantage            For the first $125 million         0.4500%      $ 1,313,752(5)  $  420,632,184.11
                       For the next $125 million          0.4375%
                       For the next $250 million          0.4250%
                       For the next $500 million          0.4125%
                       For the next $1 billion            0.4000%
                       For net assets of $2 billion       0.3750%
                       and over
--------------------------------------------------------------------------------------------------------
Municipal High Income  For the first $125 million         0.5500%      $ 1,766,717(5)  $  509,655,969.46
                       For the next $125 million          0.5375%
                       For the next $250 million          0.5250%
                       For the next $500 million          0.5125%
                       For the next $1 billion            0.5000%
                       For net assets of $2 billion       0.4750%
                       and over
--------------------------------------------------------------------------------------------------------
Select Maturities      For the first $125 million         0.3000%      $   628,515     $  127,539,884.65
                       For the next $125 million          0.2875%
                       For the next $250 million          0.2750%
                       For the next $500 million          0.2625%
                       For the next $1 billion            0.2500%
                       For net assets of $2 billion       0.2375%
                       and over
--------------------------------------------------------------------------------------------------------
Select Portfolio       For the first $125 million         0.0500%      $   575,022     $  242,505,778.90
                       For the next $125 million          0.0375%
                       For the next $250 million          0.0250%
                       For the next $500 million          0.0125%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        FEES PAID
                                                                          TO THE
                                                                         ADVISER
                           FUND AVERAGE DAILY NET                      DURING LAST        NET ASSETS
FUND                               ASSETS               FEE RATE(1)   FISCAL YEAR(2)     AS OF 5/1/05
--------------------------------------------------------------------------------------------------------
Select Portfolio 2     For the first $125 million         0.1000%      $   729,898     $  256,240,976.04
                       For the next $125 million          0.0875%
                       For the next $250 million          0.0750%
                       For the next $500 million          0.0625%
                       For the next $1 billion            0.0500%
                       For net assets of $2 billion       0.0375%
                       and over
--------------------------------------------------------------------------------------------------------
Select Portfolio 3     For the first $125 million         0.1000%      $   536,276     $  186,732,951.50
                       For the next $125 million          0.0875%
                       For the next $250 million          0.0750%
                       For the next $500 million          0.0625%
                       For the next $1 billion            0.0500%
                       For net assets of $2 billion       0.0375%
                       and over
--------------------------------------------------------------------------------------------------------
California Portfolio   For the first $125 million         0.1000%      $   268,217     $   92,416,487.86
                       For the next $125 million          0.0875%
                       For the next $250 million          0.0750%
                       For the next $500 million          0.0625%
                       For the next $1 billion            0.0500%
                       For net assets of $2 billion       0.0375%
                       and over
--------------------------------------------------------------------------------------------------------
New York Portfolio     For the first $125 million         0.1000%      $   165,342     $   56,550,995.42
                       For the next $125 million          0.0875%
                       For the next $250 million          0.0750%
                       For the next $500 million          0.0625%
                       For the next $1 billion            0.0500%
                       For net assets of $2 billion       0.0375%
                       and over
--------------------------------------------------------------------------------------------------------



(1) The fee rates shown above went into effect on August 1, 2004. Prior to August 1, 2004, the investment management fee paid by each Fund was calculated using the above fund-level fee rates plus 0.20% at each breakpoint asset level. There was no complex-level component of the investment management fee prior to August 1, 2004.


(2) Prior to January 1, 2005, investment management services were provided to the Funds by Nuveen Advisory Corp. ("NAC") or Nuveen Institutional Advisory Corp. ("NIAC"). Effective January 1, 2005, NAC and NIAC were merged into NAM. As a result, NAC and NIAC became a part of NAM and ceased to exist separately. Prior to the reorganization, management fees were paid to NAC or NIAC. Currently and under the New Investment Management Agreements, all management fees will be paid to NAM. Like NAM, NAC and NIAC were wholly-owned subsidiaries of Nuveen.


(3) Municipal Value's fund-level fee is computed using the average weekly net assets of the Fund. In addition, Municipal Value pays an annual management fee based on gross interest income as follows: 4.125% for the first $50 million of gross interest income, 4.000% for the next $50 million of gross interest income and 3.875% for gross interest income over $100 million.



(4) Includes mandatory fee waiver of 0.30% for the period November 1, 2003 through July 31, 2004 and 0.25% for the period August 1, 2004 through October 31, 2004.



(5) Includes mandatory fee waiver of 0.30%.



(6) Includes mandatory fee waiver of 0.32%.

                                                                      APPENDIX D

           OFFICERS AND DIRECTORS OF NUVEEN ASSET MANAGEMENT ("NAM")
               WHO ARE NOT OFFICERS OR BOARD MEMBERS OF THE FUNDS


--------------------------------------------------------------------------------
       NAME                             PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John P. Amboian      President and Director of Nuveen Investments, Inc., Nuveen
                     Asset Management, Nuveen Investments, LLC, Rittenhouse
                     Asset Management, Inc., Nuveen Investments Advisers Inc.
                     and Nuveen Investments Holdings, Inc.
Alan Berkshire       Senior Vice President, Secretary and General Counsel of
                     Nuveen Investments, Inc., Nuveen Asset Management, Nuveen
                     Investments, LLC, Rittenhouse Asset Management, Inc. and
                     Nuveen Investments Holdings, Inc.; Senior Vice President
                     and Secretary of Nuveen Investments Advisers Inc.;
                     Assistant Secretary of NWQ Investment Management Company,
                     LLC and Secretary of Symphony Asset Management, LLC.
Stuart J. Cohen      Vice President, Assistant Secretary and Assistant General
                     Counsel of Nuveen Asset Management, Nuveen Investments,
                     LLC, Nuveen Investments Holdings, Inc. and Rittenhouse
                     Asset Management, Inc.; Vice President of Nuveen
                     Investments Advisers Inc.
Sherri A. Hlavacek   Vice President and Corporate Controller of Nuveen Asset
                     Management. Nuveen Investments, LLC, Nuveen Investments
                     Holdings, Inc., Nuveen Investments Advisers Inc. and
                     Rittenhouse Asset Management, Inc.; Vice President and
                     Controller of Nuveen Investments, Inc.; Certified Public
                     Accountant.
Mary E. Keefe        Managing Director of Nuveen Investments, Inc.; Managing
                     Director and Chief Compliance Officer of Nuveen
                     Investments, LLC, Nuveen Asset Management, Nuveen
                     Investments Advisers Inc. and Rittenhouse Asset Management,
                     Inc.; Chief Compliance Officer of Symphony Asset
                     Management, LLC.
Margaret E. Wilson   Senior Vice President, Finance of Nuveen Investments, Inc.,
                     Nuveen Asset Management, Nuveen Investments, LLC,
                     Rittenhouse Asset Management, Inc., Nuveen Investments
                     Advisers Inc. and Nuveen Investments Holdings, Inc.
--------------------------------------------------------------------------------

                                                                      APPENDIX E

NUMBER OF COMMITTEE AND BOARD MEETINGS HELD DURING EACH FUND'S LAST FISCAL YEAR


------------------------------------------------------------------------------------------------------
                                                       COMPLIANCE   NOMINATING
                       REGULAR   SPECIAL                     RISK          AND
                         BOARD     BOARD   EXECUTIVE   MANAGEMENT   GOVERNANCE    DIVIDEND       AUDIT
FUND                   MEETING   MEETING   COMMITTEE    COMMITTEE    COMMITTEE   COMMITTEE   COMMITTEE
------------------------------------------------------------------------------------------------------
For each Fund, except        4         9           0            6            5           5           4
Municipal High
  Income(1)                  4         9           2            6            5           6           2
Select Maturities            4         5           0            4            5           4           4
Select Portfolio             4         5           0            4            5           4           4
Select Portfolio 2           4         5           0            4            5           4           4
Select Portfolio 3           4         5           0            4            5           4           4
California Portfolio         4         5           0            4            5           4           4
New York Portfolio           4         5           0            4            5           4           4
------------------------------------------------------------------------------------------------------



(1) Municipal High Income's fiscal year consists of November 19, 2003 to October 31, 2004.

                                                                      APPENDIX F

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                            Revised January 18, 2005

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10a of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

     With respect to Fund financial statements:

        1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

     With respect to the independent auditors:

        1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

        8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     With respect to any internal auditor:

        1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     With respect to pricing and valuation oversight:

        1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

        2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

        3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

        4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

        5. Evaluating, as its deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

        6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

        7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

        8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

        9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

     Other responsibilities:

        1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

        9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

       10. Undertaking an annual review of the performance of the Audit
           Committee.

       11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX G

                              AMENDED AND RESTATED
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.   NOMINATING AND GOVERNANCE COMMITTEE: MEMBERSHIP AND PURPOSE

The Nominating and Governance Committee shall be composed entirely of independent directors of the Board with one independent director elected as chair of the committee. The term "independent director" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act").

The purpose of the Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Funds' Board of Directors, and matters related thereto. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members, the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto.

II.  BOARD: SELECTION AND TENURE

        A. The Committee shall periodically review the composition of the Board of Directors, including its size and mix of skills, experience, and background.

        B. The Committee shall, as part of the recruitment process, and with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties; expectations regarding preparation, attendance, and participation at meetings; fund ownership; and limitations on investments.

        C. The Committee shall make nominations for director membership on the Board of Directors, with input from various sources as the committee deems necessary. The Committee shall evaluate the members of the current Board of Directors and identify, recruit and evaluate candidates for Board membership, including evaluation of their independence from the Funds' investment adviser and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of self-regulatory organizations that might impair their independence, e.g., business, financial or family relationships with the Funds' investment adviser and service providers, including any affiliates of such persons.

        D. The Committee shall review on an annual basis questionnaires completed by all directors regarding their independence.

        E. The Committee shall periodically review and make recommendations with regard to the tenure of the directors, including term limits and/or age limits.

        F. The Committee shall look to many sources for recommendations of qualified directors. These sources shall include current directors, members of the management company, current security holders of the Funds, third party sources and any other persons or entities as may be deemed necessary or desirable by the Committee. The Committee may, but shall not be required to, develop and establish additional material elements of the foregoing policy in furtherance of the objectives and elements currently stated therein.

        G. The Committee may, but shall not be required to, establish necessary or desirable minimum qualifications to be possessed by all nominees and may also establish specific qualities or skills to be possessed by one or more directors.

III.  COMMITTEES: SELECTION AND REVIEW

        A. Subject to the approval of the full Board, the Committee shall review committee assignments at least annually and make nominations for director membership on all committees. The committee shall also recommend to the full Board the chair of each committee.

        B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committee (other than the Audit Committee) of the Board, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

IV.  BOARD: EDUCATION AND OPERATIONS

        A. The Committee shall periodically review and make recommendations concerning continuing education for incumbent directors and appropriate orientation materials and procedures for new directors.

        B. The Committee shall periodically review and make recommendations concerning the organization of Board of Directors meetings, including the frequency, timing, content, and agendas of the meetings.

        C. The Committee shall evaluate the performance of the Board at least annually, with a view towards enhancing its effectiveness.

        D. The Committee shall establish a process by which security holders will be able to communicate in writing with members of the Board of Directors via regular mail. The Manager of Fund Board Relations, or such other person designated by the Committee, shall assist the Committee in developing and implementing this process. The process will also provide that the Manager of Fund Board Relations, or such other person designated by the Committee, will be appointed to administer the operations of the communications process established hereunder. Written communications to directors should be addressed to the Funds at the address of the principal offices of the Funds, which currently is 333 West Wacker Drive, Chicago, Illinois 60606. If the communication is intended for a specific director and so indicated it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the Chair of the Committee and the outside counsel to the independent directors for further distribution as deemed appropriate by such persons. The Committee is hereby authorized to oversee the administration, implementation and maintenance of this communications process and further develop and refine this process as deemed necessary or desirable by the Committee.

        E. The Committee shall establish a policy relating to attendance by directors at annual meetings of the Funds.

V.  OTHER POWERS AND RESPONSIBILITIES

        A. The Committee shall monitor the performance of legal counsel, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the directors, and shall supervise counsel for the independent directors.

        B. The Committee shall periodically review and make recommendations regarding director compensation to the full Board of Directors.

        C. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

        D. The Committee shall be authorized to adopt Key Practices to further develop, clarify and implement its duties and responsibilities as set forth in this Charter, which Key Practices may be amended and/or restated from time to time upon the approval of a majority of the members of the Committee.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NUV0705

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.   On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                             [FUND NAME PRINTS HERE]

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
              FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 26, 2005

The Annual Meeting of shareholders will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 26, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             -----------------------------------

                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)


                                        ----------------------------------------

                                        ----------------------------------------


                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY AND "FOR" THE ELECTION OF NOMINEES TO THE BOARD

                                                 FOR        AGAINST      ABSTAIN

1.   Approval of the new investment management   [ ]          [ ]           [ ]
     agreement.


2a.  Election of Board Members:                                      WITHHOLD
                                             FOR NOMINEES           AUTHORITY
                                            listed at left       to vote for all
                                          (except as marked      nominees listed
                                           to the contrary)          at left
                                                 [ ]                   [ ]

(01)       Robert P. Bremner         (06)     William J. Schneider
(02)       Lawrence H. Brown         (07)     Timothy R. Schwertfeger
(03)       Jack B. Evans             (08)     Judith M. Stockdale
(04)       William C. Hunter         (09)     Eugene S. Sunshine
(05)       David J. Kundert


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE
PROVIDED BELOW.)

---------------------------------------------------------------



                             PLEASE SIGN ON REVERSE

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.   On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                             [FUND NAME PRINTS HERE]

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
              FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 26, 2005

The Annual Meeting of shareholders will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 26, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             -----------------------------------

                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)


                                        ----------------------------------------

                                        ----------------------------------------


                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY AND "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                                 FOR       AGAINST       ABSTAIN

1.   Approval of the new investment management   [ ]         [ ]            [ ]
     agreement.

2a.  Election of Board Members:

                                                                     WITHHOLD
                                           FOR NOMINEES             AUTHORITY
                                          listed at left         to vote for all
                                        (except as marked        nominees listed
                                         to the contrary)            at left
                                               [ ]                     [ ]

(01)       Robert P. Bremner         (05)     David J. Kundert
(02)       Lawrence H. Brown         (06)     Judith M. Stockdale
(03)       Jack B. Evans             (07)     Eugene S. Sunshine
(04)       William C. Hunter



(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE
PROVIDED BELOW.)

---------------------------------------------------------------





                           PLEASE SIGN ON REVERSE SIDE